RUTH'S HOSPITALITY GROUP


CHRIS STEAK HOUSE

16TH ANNUAL ICR EXCHANGE CONFERENCE

January 2014

RUTH'S CHRIS STEAK HOUSE

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

DISCLAIMER

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "indicate," "anticipate," "believe," "forecast," "estimate," "plan," "guidance," "outlook," "could, " "should," "continue" and similar terms used in connection with statements regarding the outlook of Ruth's Hospitality Group, Inc., (the "*Company*," "Ruth's Chris Steak House," "Mitchell's Fish Market," "Ruth's Hospitality" or any subsidiary or division of Ruth's Hospitality Group). Such statements include, but are not limited to, statements about the Company's expected financial performance and operations, expected costs, the competitive environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from the Company's expectations. Such risks and uncertainties include, but are not limited to, the following: market volatility, risks from food safety or food-borne illness, the impact of negative publicity surrounding our restaurants or the consumption of beef or seafood, the impact on revenues of shifts in customers tastes, our ability to compete with other restaurant concepts who may have greater financial, marketing and other resources, supply shortages, increased food, beverage, labor or other costs, significant disruptions in the supply of food and beverages by our suppliers, labor shortages or increases in labor costs/benefits, federal/state/local regulations, operational shortcomings of our franchisees that may affect our reputation and brand, reduced royalty revenues from our franchisees, litigation, restrictions from our senior credit agreement that may restrict our ability to operate our business and pursue other business strategies, a potential impairment in the carrying value of our goodwill or other intangible assets, economic downturns and the impact on consumer spending habits, failure or weakness of our internal controls, and other risks and uncertainties listed from time to time in the Company's reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, Ruth's Hospitality Group assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled "*Risk Factors*" in the Company's Annual Report on Form 10-K for the period ended December 30, 2012, or as supplemented in the Company's subsequently filed periodic reports, which are available at www.sec.gov and at www.rhgi.com

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

LEADING RESTAURANT COMPANY FOCUSED ON UPSCALE DINING

RUTH'S CHRIS STEAK HOUSE

- Iconic upscale steak house brand celebrating 50 years as segment leader in 2015
- Consistently recognized and awarded for high quality food, special occasion dining, and customer service
  - *Nation's Restaurant News – #1 Consumer Picks Survey across all segments three years in a row*
- National footprint with growing international presence
- Company and franchised locations

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

- Upscale casual seafood restaurant founded in 1998
- Acquired by Ruth's Hospitality Group in 2008
- Creative offerings with high flavor profile
- Natural complement to Steak House business
- Well positioned to take advantage of growth in seafood consumption

RUTH'S HOSPITALITY GROUP

COMPANY TIMELINE



- **1927** – Ruth Fertel is born
- **1927** – Chris Matulich opens Chris Steak House in New Orleans
- **1965** – Ruth Buys Chris Steak House for $18,000





- **1977** – First Franchise location opens in Baton Rouge, LA
- **1999** – Madison Dearborn acquires Ruth's Chris Steak House

MDP

- **2005** – August: Ruth's completes IPO; September: Relocates to Florida
- **2006** – 100th restaurant opens in Providence, RI

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

- **2008** – Acquires Mitchell's Fish Market and Cameron's and Mitchell's Steak House
- **2008** – New leadership team after Mitchell's acquisition
- **2010** – Company recapitalized with a $50MM convertible/preferred and rights offering
- **2012** – Repurchased Preferred Shares for $60.2MM
- **Today** – 160 company and franchise restaurants
- **Today** – Initiated company dividend, and $30MM stock repurchase program

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

CURRENT RESTAURANT LOCATIONS



RCSH/MFM/MSH
2
1
13
1
2
1
6
5
1
1/1
2/4/1
3
3/1
2/4/2
3
1
4
2
3
5
4
1/2
4/2
5
9
3
3
1
1 RI
1/1 CT
4 NJ
6 MD
2 DC
14/4

International Sites

San Juan, Puerto Rico (2)
Cancun, Mexico
Cabo San Lucas, Mexico
Toronto, Canada
Mississauga, Canada
Edmonton, Canada
Calgary, Canada
Niagara Falls, Canada
Kaohsiung, Taiwan
Taichung, Taiwan
Taipei, Taiwan
Tokyo, Japan
Queensway, Hong Kong
Kowloon, Hong Kong
Dubai
Aruba
El Salvador
Singapore
Shanghai

	Company-Owned	Mgmt Contract*	Franchise-Owned	Total
Ruths Chris Steak House	63	2	74	139
Mitchell's Fish Market / Steakhouses	22	0	0	22
Total	85	2	74	161

* Includes licensing agreements

THE STORY OF RUTH'S CHRIS



Founded in 1965 from one location with the purchase of Chris Steak House in New Orleans by Ruth Fertel

Made famous by serving sizzling USDA Prime steaks on 500 - degree plates

Today, "The Sizzle" defines the brand attributes of the Company




CHRIS
STEAKS

RUTH'S CHRIS STEAK HOUSE

THE SECRET BEHIND THE SIZZLE



Comfortable, elegant and classically American



with a touch of whimsy



Prepared to exacting standards

RUTH'S CHRIS STEAK HOUSE

THE SECRET BEHIND THE SIZZLE



Passionate hospitality





Uncompromising service

RUTH'S CHRIS STEAK HOUSE

MAKING MEMORIES ON 500 - DEGREE SIZZLING PLATES



Focused on growing revenues across our three core segments through traffic before using price

- *Special Occasion*
- *Business/Corporate*
- *Core Guests/Regular Customers*

Using product offerings to broaden customer relevance

- *Ruth's Classics*
- *Sizzle, Swizzle & Swirl*
- *Culinary/Beverage Events*
- *Off - Site Catering*
- *Private Dining*
- *Satellite Meetings*

Selective use of TV for brand - focused communication

Re-investing through remodels and relocations


EAT, DRINK, AND BE
HAPPY
WHEN YOU SPEND AN
HOUR
OR TWO AT OUR BAR.
$7 Sizzle, Swizzle & Swirl Happy Hour
Monday-Friday 4:00-7:00pm | Available at the bar
Enjoy a premium selection of hand-crafted cocktails and delicious menu items like our Barbecued Shrimp and Tenderloin Skewers. All for only $7!
RUTH'S CHRIS STEAK HOUSE

CULINARY/BEVERAGE EVENTS


HONORING
100 YEARS OF
ROBERT MONDAVI
THE FATHER OF CALIFORNIA WINE.
Taste 5-delicious Ruth's Chris courses, inspired by chefs at the Robert Mondavi Winery, and perfectly paired with incredible wines.
Thursday, June 13th 2013
View menu and reserve your space at RuthsChris.com/Promotions/Mondavi
ROBERT MONDAVI
WINERY
Oakville
RUTH'S CHRIS STEAK HOUSE


PRESENTING A
HAND-CRAFTED
5-COURSE DINNER WITH SOME AMAZING
COCKTAILS.
America is the birthplace of the cocktail & our birth city of New Orleans is one of the most important original cocktail cities. So, it is only fitting that we host a national dinner pairing hand-crafted vintage inspired cocktails with 5 delicious courses. Reserve your seat to sip these delicious drinks and learn the stories & legends behind each one!
Thursday, August 22nd, 2013 at 6:30pm
$100 per person, plus tax and gratuity
RUTH'S CHRIS STEAK HOUSE
MOUNT GAY
HENDRICK'S
COINTREAU
HUDSON WHISKEY
RÉMY MARTIN
REYKA
To view the menu and reserve your space, visit RuthsChris.com/Promotions/CocktailDinner

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

THE STORY OF MITCHELL'S

Upscale-casual seafood restaurant founded in 1998 by Cameron Mitchell Restaurants

Acquired by Ruth's Hospitality in 2008

19 locations in 8 states

All are Company-owned

Creative fresh seafood with a high flavor profile




MITCHELL'S
FISH MARKET
SEAFOOD RESTAURANT & BAR
All Fresh, All Quality, All the Time

OUR FRESH APPROACH


Coastal casual elegance


World-class quality seafood, fresh straight to the table


Inviting hospitality by seafood experts

STRATEGIC INITIATIVES

Earning the Right to Grow

Improving consistency of execution and unit - level economics before accelerating growth

Broadening menu appeal with innovative offerings

Leveraging high guest loyalty building on significant high - frequency base

- 1/3 of customers are "heavy" users (>8x/yr) which is nearly double that of its peers

Increasing awareness in "non-legacy" markets through local marketing and emerging digital media tactics

Applying Ruth's Chris expertise to increase banquet/corporate dining





Financial Highlights

RUTH'S HOSPITALITY GROUP

UNIQUE BUSINESS MODEL ALLOWS FOR DISCIPLINED GROWTH

Franchisee - Owned Growth

Capitalize on strong mix of legacy and proven hospitality partners

30 franchisees operating in 22 states and 9 countries

Provides approximately $13-$14 million in annual royalty fees

Allows system growth without additional company capital

4 new locations in 2012 (Singapore, San Salvador, Niagara Falls, Dubai)

4 new locations in 2013 (Las Vegas, Puerto Rico, Chattanooga, China - Shanghai)

16 commitments 2014 - 2017

Company - Owned Growth

Largely focused on new US Markets

Leverage existing management infrastructure

Seeking above - average AUV's / margins

Disciplined deployment of capital for relocations and new construction

2 restaurants in 2012 (Cherokee*, Cincinnati)

1 restaurant in 2013 (Houston)

4 restaurants in 2014 (Denver, Gaithersburg, Marina del Rey, Dallas)

*Operates as a management agreement

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

CONSISTENT REVENUE AND TRAFFIC GROWTH

Restaurant sales continue to rebound from 2009 lows



($MM)
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
-13.8
+8.8
+8.4
+9.0
-12.3
+3.7
+4.7
+5.1
2008
2009
2010
2011
*2012
Franchise
Company

	2008	2009	2010	2011	*2012
Full Year Company Locations	88	86	87	85	86
Full Year Franchise Locations	64	66	67	68	73

* FY 2012 excludes 53rd week

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

CONSISTENT REVENUE AND TRAFFIC GROWTH

Encouraging same store sales trends continue

14th consecutive quarter of positive comparable sales growth at RCSH

New management driving improved trends at MFM

Year/Year Change in Comp Store Sales



10%
8%
6%
4%
2%
0%
-2%
-4%
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
RCSH
MFM

CONSISTENT GROWTH OF EBITDA


Adjusted EBITDA
($MM)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
2008
2009
2010
2011
2012
2013
Q3 YTD
2012 Q3 YTD

Adjusted EBITDA ,a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, loses on impairment, and restructuring benefits/expenses.

For a reconciliation of adjusted EBITDA, a non-GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our current report on form 8-k.

RETURNING CAPITAL AS PART OF INCREASING INVESTOR VALUE


($MM)
RHGI Debt Balance
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2008
2009
2010
2011
2012
Q3 2013

Current $100M credit line ($50MM accordion) valid until 2017

2012 debt balance affected by $60.2MM repurchase of Preferred Shares

Authorized $4.3MM in Dividend payments in 2013

Ruth's Hospitality Group

SHAREHOLDER RETURN MATRIX

Multiple Levers to Drive Shareholder Returns

1. Grow Sales Through Traffic
2. Manage Margins
3. Leverage our Infrastructure
4. Find Great Real Estate: 3-5 new Restaurants per Year
5. Acquire Franchise Territory at Attractive Prices
6. Pay a Dividend
7. Return Excess Capital Through Debt Repayment and Buybacks

Maintain Healthy Core (1–3)

Disciplined Growth (4–5)

Return Excess Capital (6–7)

Ruth's Chris Steak House | Mitchell's Fish Market Seafood Restaurant & Bar

SOLID FINANCIAL RESULTS Q3YTD 2013

Total revenues grew 5.7% to $297.8MM

- *RCSH Comparable Sales increased 5.3%*
  - *Traffic increased 2.8%, Average check increased 2.4%*
- *MFM Comparable Sales decreased 0.4%*
  - *Traffic decreased 1.6%, Average check increased 1.2%*

Non - GAAP pro forma net income available to preferred and common shareholders increased from $13MM to $17.5MM

- *Net margin increased from 4.6% to 5.9%*
- *EPS increased from $0.35 to $0.49 per share*

Affirmed our commitment to increasing investor value by initiating a quarterly cash dividend payment of $0.04 per share and a $30MM share repurchase program

For a reconciliation of non-GAAP pro forma net income and net margin, each of which is a non-GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our current report on form 8-k.

RUTH'S HOSPITALITY GROUP

INVESTMENT SUMMARY



Proven business model for almost 50 years

Stable franchise base generates steady and profitable revenue stream

Consistent traffic and revenue growth

Improved capital structure

Multiple levers to drive shareholder return

- *Manage our core business*
- *Disciplined growth*
- *Multiple options to return excess capital*
  - *Dividends*
  - *Debt repayment*
  - *Stock repurchase*

RUTH'S CHRIS STEAK HOUSE

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR